PROVIDENCE SERVICE CORP Q1 2020 Earnings Presentation May 7, 2020

FORWARD-LOOKING STATEMENTS & NON-GAAP FINANCIAL INFORMATION Forward-looking Statements Certain statements contained in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as “may,” “will,” “should,” “expect,” “believe,” “estimate,” “intend,” and similar words indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein, including but not limited to: the early termination or non-renewal of contracts; our ability to successfully respond to governmental requests for proposal; our ability to fulfill our contractual obligations; our ability to identify and successfully complete and integrate acquisitions; our ability to identify and realize the benefits of strategic initiatives; the loss of any of the significant payors from whom we generate a significant amount of our revenue; our ability to accurately estimate the cost of performing under certain capitated contracts; our ability to match the timing of the costs of new contracts with its related revenue; the outcome of pending or future litigation; our ability to attract and retain senior management and other qualified employees; our ability to successfully complete recent divestitures or business termination; the accuracy of representations and warranties and strength of related indemnities provided to us in acquisitions or claims made against us for representations and warranties and related indemnities in our dispositions; our ability to effectively compete in the marketplace; inadequacies in or security breaches of our information technology systems, including our ability to protect private data; the impact of COVID-19 on us (including: the duration and scope of the pandemic; governmental, business and individuals’ actions taken in response to the pandemic; economic activity and actions taken in response; the effect on our clients and client demand for our services; and the ability of our clients to pay for our services); seasonal fluctuations in our operations; impairment of long-lived assets; the adequacy of our insurance coverage for automobile, general liability, professional liability and workers’ compensation; damage to our reputation by inaccurate, misleading or negative media coverage; our ability to comply with government healthcare and other regulations; changes in budgetary priorities of government entities that fund our services; failure to adequately comply with patient and service user information regulations; possible actions under Medicare and Medicaid programs for false claims or recoupment of funds for noncompliance; changes in the regulatory landscape applicable to Matrix; changes to our estimated income tax liability from audits or otherwise; our ability to meet restrictive covenants in our credit agreement; restrictions in the terms of our preferred stock; the costs of complying with public company reporting obligations; and the accuracy of our accounting estimates and assumptions. The Company has provided additional information in our annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward- looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law. Non-GAAP Financial Information In addition to the financial results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), this presentation includes EBITDA and Adjusted EBITDA for the Company and its segments, and Adjusted Net Income and Adjusted EPS for the Company, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, net of taxes, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including (as applicable): (1) restructuring and related charges, including costs related to our corporate reorganization, (2) equity in net loss of investee, (3) certain litigation related expenses, settlement income or other negotiated settlements relating to certain matters from prior periods, (4) certain transaction and related costs, (5) asset impairment charges, and (6) gain on remeasurement of cost investment. Adjusted Net Income is defined as income (loss) from continuing operations, net of taxes, before certain items, including (1) restructuring and related charges, (2) equity in net loss of investee, (3) certain litigation related expenses, settlement income or other negotiated settlements relating to certain matters from prior periods, (4) intangible asset amortization, (5) certain transaction and related costs, (6) asset impairment charges, (7) gain on remeasurement of cost investment, and (8) the income tax impact of such adjustments. Adjusted EPS is calculated as Adjusted Net Income less (as applicable): (1) dividends on convertible preferred stock and (2) adjusted net income allocated to participating stockholders, divided by the diluted weighted-average number of common shares outstanding as calculated for Adjusted Net Income. We utilize these non-GAAP performance measures, which exclude certain expenses and amounts, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net loss in equity investee is excluded from these measures, as we do not have the ability to manage these ventures, allocate resources within the ventures, or directly control their operations or performance. Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non- GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business. 2

TODAY’S AGENDA • Opening Remarks – Dan Greenleaf, President and Chief Executive Officer • Discussion of COVID-19 • Review of National MedTrans Acquisition • Update on Organic Growth Strategy • Discussion of Financial Results – Kevin Dotts, Chief Financial Officer • Q&A 3

DISCUSSION OF COVID-19  Delivering essential services during the pandemic  Protecting the health and safety of teammates, transportation partners and members – our top priority  Innovating services to meet evolving needs o Transport of healthcare professionals o Providing members with access to food  Supporting our transportation providers o Financial assistance program o Waivers on timely filing o Adjustment of minimum credentialing requirements  We can withstand the storm o Essential services and risk mitigation program in place o Short-term benefit from lower member utilization – capitated contracts o Increase in Medicaid rolls o Attractive “asset and capex light” business model o Clear leader in industry with significant positive tailwinds Strong balance sheet o 4

REVIEW OF NATIONAL MEDTRANS ACQUISITION  On May 6, 2020, we announced the purchase of National MedTrans  Provides services across 12 states  Tremendous strategic fit: o Deepens our national presence o Solidifies LogistiCare’s #1 position in industry o Establishes long-term strategic and economic partnerships with key payors o Adds more than five million trips per year o Brings approximately two million members to the LogistiCare platform o Scales well – acquiring ongoing contractual relationships, excluding business operations  Financials characteristics o Greater than $200 million of estimated annual revenue o Approximately 85% of business is capitated o Gross margin expected to be in line with that of LogistiCare o Expected to be accretive to Providence’s earnings 5

UPDATE ON ORGANIC GROWTH STRATEGY  Our key internal growth priorities include: o Listening to the voice of the customer o Placing the right people in the right seats o Implementing critical technology enhancements o Reducing operational variation, driving out waste and improving quality in our customer service centers o Accelerating profitable growth o Rebranding and driving cultural transformation  Recent developments: o Appointment of Kenny Wilson as LogistiCare’s new Chief Operating Officer o Advancing front-end member & provider platform (launch expected in Q3) o Optimizing contact centers, driving efficiencies (e.g., Las Vegas) o Extension of preferred partnership with Lyft in a multi-year commitment  We are well positioned to gain share, lead and innovate the industry, and emerge even stronger as our nation moves through and beyond the COVID-19 pandemic 6

Q1 2020 FINANCIAL SUMMARY REVENUE ($M) -0.1% • Lower trip volume due to: $367.8 $367.3 o contracts we no longer serve (including MCO contracts in CA, LA and NY) o impact of COVID-19 on certain profit corridor contracts • Partially offset by various rate increases secured in the latter portions of 2019 Q1 2019 Q1 2020 ADJUSTED EBITDA ($M) (1) $16.0 • Adjusted EBITDA benefitted from lower $12.2 utilization on full-risk capitated contracts due to COVID-19 partially offset by lower utilization on profit corridor contracts Q1 2019 Q1 2020 (1) See appendix for a reconciliation of non-GAAP financial measures. 7

MATRIX INVESTMENT REVENUE ($M) (1) ADJUSTED EBITDA ($M) (1),(2) $67.0 $61.3 $14.0 $9.9 Q1 2019 Q1 2020 Q1 2019 Q1 2020 • Matrix revenue and Adjusted EBITDA were impacted by slowing comprehensive health assessment (“CHA”) volume in March 2020 due to COVID-19 with in-home and mobile assessments paused • In response to the reduction in in-home/in-facility assessments, the Matrix team quickly moved a portion of its volume to telehealth assessments • Matrix has a partnership with a national essential retailer to provide wellness checks at retail distribution locations across the country (1) Providence’s interest in Matrix is accounted for as an equity method investment. Matrix’s results are not included within Providence’s consolidated financials. (2) See appendix for a reconciliation of non-GAAP financial measures. 8

CASH FLOW UPDATE $Millions Q1 2019 Q1 2020 Cash Flow Before Working Capital $ 10.5 $ 38.1 Working Capital Changes 28.3 0.7 Cash Provided By Operations $ 38.8 $ 38.8 Capex $ 1.7 $ 1.6 Cash flow • Q1 2020 results included $27.8M receivable related to carry back losses in connection with the CARES Act 9

BALANCE SHEET UPDATE $Millions Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Cash $ 46.7 $ 29.8 $ 40.6 $ 61.4 $ 254.4 Debt - - - - 162.0 Net Cash $ 46.7 $ 29.8 $ 40.6 $ 61.4 $ 92.4 Matrix Carrying Value $ 159.5 $ 157.9 $ 154.5 $ 130.9 $ 128.1 Shares Outstanding (M) 14.9 15.0 14.9 15.0 15.0 Shares outstanding equals common shares outstanding plus total preferred shares on an as-converted basis. 10

APPENDIX

ADJUSTED EBITDA RECONCILIATION (CONTINUING OPS) FYE FYE $Millions Q1 20 Q1 19 2019 2018 Revenue $ 367.3 $ 367.8 $ 1,509.9 $ 1,385.0 Income (loss) from cont ops, net of tax 16.3 1.3 (5.0) 18.2 Interest expense, net 0.2 0.3 0.9 1.8 (Benefit) provision for income taxes (9.0) 0.2 (0.6) 4.7 Depreciation and amortization 3.8 4.5 16.8 15.8 EBITDA $ 11.3 $ 6.3 $ 12.1 $ 40.5 Asset impairment charge - - - 14.2 Transaction costs 0.9 1.4 2.7 7.2 Restructuring and related charges 1.2 2.8 6.7 11.5 Equity in net loss of investee 2.6 1.7 29.7 6.2 Gain on remeasurement of cost method investment - - - (6.6) Litigation income - - - (0.2) Adjusted EBITDA $ 16.0 $ 12.2 $ 51.2 $ 72.8 % Margin 2.6% 3.3% 3.4% 5.3% 12

ADJUSTED EBITDA RECONCILIATION (MATRIX) (1) $ Millions Q1 20 Q1 19 FYE 2019 FYE 2018 Revenue $ 61.3 $ 67.0 $ 275.4 $ 282.1 Net loss (6.4) (4.5) (69.4) (20.0) Interest expense, net 5.7 6.4 24.9 25.9 Income tax benefit (1.0) (1.3) (16.5) (7.1) Depreciation and amortization 10.0 11.2 43.7 43.1 EBITDA $ 8.3 $ 11.8 $ (17.3) $ 41.9 Management fee 0.5 0.7 2.1 4.9 Transaction costs 0.4 - 0.7 3.4 Severance expense 0.7 - 1.9 - Integration expense - 1.5 1.5 6.5 Asset Impairment - - 55.1 - Adjusted EBITDA $ 9.9 $ 14.0 $ 44.0 $ 56.7 % Margin 16.2% 20.9% 16.0% 20.1% Reconciliation of Matrix Net Income to Equity Loss of Investee (2) Matrix net loss (standalone) $ (6.4) $ (4.5) $ (69.4) $ (20.0) Divided by Providence Share 43.6% 43.6% 43.6% 43.6% Equity in net loss of investee $ (2.8) $ (2.0) $ (30.3) $ (8.7) Management fee and other 0.2 0.3 0.5 2.5 Net loss - equity investment $ (2.6) $ (1.7) (29.7) $ (6.2) (1) The results of our equity method investment are excluded from the calculation of Providence's Adjusted EBITDA and Adjusted Net Income. (2) A reconciliation has been provided to bridge from equity in net (loss) gain of investee to Matrix’s standalone Net Income. 13